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                                                                   EXHIBIT 10.6

                        SECOND LEASE EXTENSION AGREEMENT

This agreement is dated May 10, 1991 for reference purposes and modifies the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

The Lease is modified by the inclusion of an additional term:

        LESSOR AND LESSEE hereby agree that the lease termination date in Paragraph 3.1 is changed from April 30, 1991 to September 30, 1991.

Rental for the extended period is due and payable as specified in the lease, with a payment of $14,000 due on June 1, 1991.

SIGNED: /s/ Mark Greenberg                    5/14/91
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        LESSOR                                   Date

SIGNED: /s/ D. J. Rafiso for Howard Urnovitz  5/14/91
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        LESSEE                                   Date